Exhibit 99.1

American Access Technologies Amends Merger Agreement with M & I Electric Industries

Keystone Heights, FL – March 19, 2007—(PrimeNewswire)—American Access Technologies, Inc. (NASDAQ: AATK) announces that it has entered into an amendment to the definitive merger agreement with M & I Electric Industries, Inc.

Subject to certain conditions, the amendment extends the deadline to close the transaction from March 15, 2007 until April 30, 2007 which provides additional time for American Access to receive clearance from the Securities and Exchange Commission of the proxy statement to be used to obtain approval of its stockholders for proposals related to the transaction. A revised preliminary proxy statement containing audited financial statements of American Access and M & I for the year ended December 31, 2006 was filed with the SEC on March 15, 2007.

The amendment also provides that employment agreements with Joseph McGuire, Tim Adams and Erik Wiisanen are no longer a condition to closing the merger, acknowledges certain employment agreements that were entered into by American Access after the date of the Merger Agreement and acknowledges that an additional officer was appointed by M & I after the date of the Merger Agreement.

Investor Notice: American Access Technologies, Inc. will file a definitive proxy statement and other documents with the Securities and Exchange Commission relating to the proposed business combination with M&I Electric Industries, Inc. Investors and shareholders are urged to carefully read these documents when they become available because they will contain important information concerning American Access Technologies, Inc., M & I Electric Industries, Inc. and the proposed business combination. A definitive proxy statement will be sent to shareholders of American Access seeking their approval of the transactions contemplated in connection with the business combination. Investors and security holders may obtain a free copy of the definitive proxy statement (when it is available) and other documents containing information about American Access, without charge, at the SEC’s website at http://www.sec.gov. Copies of the American Access proxy statement may also be obtained free of charge by directing a written request to Joseph McGuire, CFO of American Access, 6670 Spring Lake Road, Keystone Heights, FL 32656, by calling (352) 473-6673, by e-mail to jmcguire@aatk.com or by accessing its website at http://www.aatk.com.

American Access Technologies, Inc. and its officers and directors may be deemed to be participants in the solicitation of proxies from its stockholders. Information about these persons and a description of their direct or indirect interests, by security holdings or otherwise, can be found in American Access’ Proxy Statement for its 2006 Annual Meeting of Stockholders filed with the SEC, and additional information about such persons may be obtained from the proxy statement related to this transaction when it becomes available.

This announcement shall not constitute an offer to sell or the solicitation of an offer to buy any securities. The securities to be offered have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”). Some or all of the results anticipated by these forward-looking statements may not occur and are based on the Company’s current expectations and beliefs, and involve risks and uncertainties that could cause actual results to differ materially from those stated or implied by the forward-looking statements. Those risks and uncertainties include, but are not limited to the possibility that American Access may be unable to obtain stockholder or regulatory approvals required in connection with the Proxy Statement and/or the proposed business combination with M & I.

Company Contact: Joe McGuire, Chief Financial Officer

(352) 473-6673/ jmcguire@aatk.com